Exhibit 99.4

                      THE NEW GOLDEN STATE BANCORP INC.

                                    (GSB)

                    MERGER OF CALIFORNIA FEDERAL BANK, FSB
                                     and
                          GLENDALE FEDERAL BANK, FSB

           through the acquisition by Golden State Bancorp Inc. of First Nationwide (Parent) Holdings Inc.

                                February 1998

[CALIFORNIA FEDERAL                                   [GOLDEN STATE
      BANK LOGO]                                       BANCORP LOGO]

FORWARD LOOKING STATEMENT

This presentation contains forward looking statements with respect to management beliefs, estimates, projections, assumptions, the financial condition, results of operations and business of First Nationwide (Parent) Holdings Inc. and Golden State Bancorp Inc. (and their respective subsidiaries) and, assuming the consummation of the merger, a combined Golden State Bancorp Inc./First Nationwide (Parent) Holdings Inc. including statements relating to: (a) the cost savings and accretion to reported and cash earnings that will be realized from the merger; (b) the impact on revenues of the merger; and (c) the restructuring charges expected to be incurred in connection with the merger. These forward looking statements involve certain risks and uncertainties, including the risks and uncertainties detailed from time to time in Glendale Federal's and California Federal's OTS reports and filings. Factors that may cause actual results to differ materially from those contemplated by such forward looking statements include, among others, the following possibilities: (1) expected cost savings from the merger cannot be fully realized or realized within the expected time frame; (2) revenues following the merger are lower than expected; (3) competitive pressure among depository institutions increases significantly; (4) costs or difficulties related to the integration of the businesses of Golden State Bancorp Inc. and First Nationwide (Parent) Holdings Inc. are greater than expected; (5) changes in the interest rate environment reduce interest margins or accelerate mortgage refinancings; (6) general economic conditions, either nationally or in the states in which the combined company will be doing business, are less favorable than expected; or (7) legislation or regulatory changes adversely affect the businesses in which the combined company would be engaged.

[CALIFORNIA FEDERAL                                   [GOLDEN STATE
      BANK LOGO]                                       BANCORP LOGO]

1. Certain forward looking statements and financial information contained in this presentation differ from forward looking statements and financial information disclosed in earlier presentations. The factors resulting in these include: (a) changes in share prices for publicly traded securities since the earlier presentation date or dates; (b) revised estimates of fully diluted shares outstanding to reflect the adoption of SFAS 128; (c) the inclusion of goodwill amortization estimated for GSB stand alone for the purposes of calculating pro forma cash earnings and pro forma cash EPS; (d) the inclusion of the estimated merger-related costs in the determination of purchase accounting adjustments for the pro forma balance sheet; (e) revised estimates of fair value adjustments in the determination of purchased accounting adjustments for the pro forma balance sheet (see note 2 below); and (f) revised pro forma adjustments to GSB's balance sheet as of December 31, 1997 reflecting the acquisitions of CENFED and RedFed.

2. The pro forma financial information set forth in this presentation reflects preliminary purchase accounting adjustments in compliance with generally accepted accounting principles. Estimates, including those relating to the fair value of certain assets, liabilities and other events requiring recognition, have been made in connection with the presentation of such pro forma financial information based on information available as of the date hereof. Such estimates may vary as additional information becomes available in the future. Actual adjustments will be made on the basis of actual assets, liabilities and other items as of the closing date of the merger on the basis of appraisals and evaluations and, therefore, estimated fair value amounts at such time will differ from those reflected in the pro forma financial information set forth herein.

[CALIFORNIA FEDERAL                                   [GOLDEN STATE
      BANK LOGO]                                       BANCORP LOGO]

TRANSACTION OVERVIEW

Transaction:                    Merger of First Nationwide (Parent) Holdings
                                Inc. ("FNPH") into Golden State Bancorp Inc.
                                ("GSB").  GSB shareholders retain their
                                existing shares

Consideration:                  -    Current GSB shareholders to own between
                                     55% and 58% of pro forma company

                                -    GSB to distribute LTWs(TM) for 85% of
                                     goodwill lawsuit as planned

                                - CalFed to leave a proportional amount of proceeds from their lawsuit behind in the company upon settlement

Accounting:                     Purchase Accounting applied to GSB/Fiscal year
                                changed to December 31

Tax Treatment:                  Tax-free to both GSB and FNPH shareholders

Management:                     CalFed management team to manage pro forma
                                company
                                -    Gerald J. Ford - Chairman and CEO
                                -    Carl B. Webb - President and COO

Board of Directors:             10 CalFed/5 GSB

Corporate Name:                 Golden State Bancorp - Holding Company
                                California Federal Bank - Operating Subsidiary

Management of Goodwill          Stephen J. Trafton and Richard A. Fink to
Lawsuits:                       assume primary responsibility for management
                                of both GSB's and CalFed's goodwill lawsuits

[CALIFORNIA FEDERAL                                   [GOLDEN STATE
      BANK LOGO]                                       BANCORP LOGO]

            TRANSACTION RATIONALE

            -     Strategically Compelling

            -     Financially Attractive

            -     Low Risk Transaction

            -     Creates Shareholder Value

[CALIFORNIA FEDERAL                                   [GOLDEN STATE
      BANK LOGO]                                       BANCORP LOGO]

                           STRATEGICALLY COMPELLING

            STRATEGICALLY COMPELLING

            -     Creates CA's 5th largest depository institution:

                  - $25 billion in deposits with a 6.4% statewide market share

                  - $28 billion in total deposits and $51 billion in total assets

            - Marries GSB's low-cost deposit generation franchise with CalFed's strong mortgage origination capability:

                  -     GSB pro forma cost of funds of 4.82%

                  - Combined mortgage banking business among top 10 in the US:

                        - Approximately $100 billion servicing portfolio, 7th nationally

                        - $10 billion in pro forma 1997 originations, 12th nationally

            - Broader base to grow consumer and business banking franchise:

                  -     Combined $287 million in business loans outstanding

                  -     $1 billion in consumer loans

            -     Provides CalFed with currency for ongoing M&A activity

[CALIFORNIA FEDERAL                                   [GOLDEN STATE
      BANK LOGO]                                       BANCORP LOGO]

CREATES A LEADING CALIFORNIA FRANCHISE

(DOLLARS IN BILLIONS)
                                               CALIFORNIA
 RANK   COMPANY                                 DEPOSITS        MARKET SHARE
 ----   -------                                ----------       ------------
  1.    BankAmerica                               $81.4              20.7%
  2.    Wells Fargo                                54.2              13.8
  3.    Ahmanson(1)                                33.8               8.6
  4.    Washington Mutual                          33.3               8.5
        PRO FORMA                                  25.3               6.4
  5.    UnionBanCal                                20.3               5.2
  6.    CalFed                                     13.7               3.5
  7.    Golden West                                13.7               3.5
  8.    GSB(1)                                     11.6               3.0
  9.    Sanwa Bank                                  5.8               1.5
  10.   Citicorp                                    4.8               1.2
--------------

(1) Pro forma for all pending acquisitions. Data as of June 30, 1997.

[CALIFORNIA FEDERAL                                   [GOLDEN STATE
      BANK LOGO]                                       BANCORP LOGO]

CALIFORNIA BRANCH OVERLAP
Pro Forma Company Has a Top Ranking in Each of CA's Most Populous Regions

[COUNTY-BY-COUNTY MAP INDICATING WHERE COMPANIES HAVE OVERLAPPING BRANCHES]

      Pro Forma Market Share ($ bn)

MSA                      DEPOSITS     SHARE     RANK
---                      --------     -----     ----
Los Angeles                 $9.4         7.3%     4
San Francisco                3.7         6.5      4
Orange County                2.4         7.1      5
Riverside -                  2.0        10.4      3
  San Bernadino
Oakland                      1.6         5.0      5
Central Valley(1)            1.4         6.6      4
San Diego                    0.9         3.9      6

(1) Includes Fresno, Kern, Kings, Madera, Merced, San Joaquin, Stanislaus and Tulare counties.

[CALIFORNIA FEDERAL                                   [GOLDEN STATE
      BANK LOGO]                                       BANCORP LOGO]

DEPOSIT PORTFOLIO COMPOSITION

- Pro forma GSB compares favorably with other large thrifts in checking and other transaction accounts

AT OR FOR THE QUARTER ENDED DECEMBER 31, 1997
(DOLLARS IN MILLIONS)
                             FNPH       GSB(1)  PRO FORMA     WAMU      AHM(2)      GDW
----------------------------------------------------------------------------------------
Transaction Accounts
Savings & Money Market        $3,142    $3,037    $6,179   $14,940     $10,028    $3,413
Checking                       2,316     1,746     4,062     7,914       2,173       286
                              ------    ------    ------    ------      ------    ------
      Total                   $5,458    $4,783   $10,241   $22,854     $12,201    $3,699
                              ======    ======    ======   =======     =======    ======
DDA Accounts/Total Deposits     14.3%     14.6%     14.4%     15.5%        5.6%      1.2%
Transaction Accounts/Total
      Deposits                  33.4      40.1      36.4      44.8        31.4      15.3
Cost of Deposits                4.54      4.39      4.48      4.18        4.46      5.04
Cost of Funds                   4.97      4.82      4.91      4.90        4.92      5.36
----------------------------------------------------------------------------------------

(1) Pro forma for the CENFED and RedFed acquisitions.
(2) Deposits as of September 30, 1997.

[CALIFORNIA FEDERAL                                   [GOLDEN STATE
      BANK LOGO]                                       BANCORP LOGO]

MORTGAGE BANKING OPERATIONS

- Pro forma combined mortgage banking business ranks among the top institutions in the U.S.

(DOLLARS IN BILLIONS)

                                            FNPH        GSB(2)      PRO FORMA
                                            ----        ------      ---------
12/31/97 Servicing Portfolio                $61.7         $38.2        $99.9
   U.S. Rank(1)                                10            23            7
Number of Loans Serviced (000s)               811           293        1,104
1997 Origination Volume                      $8.5          $1.5        $10.0
   U.S. Rank(1)                                15            --           12

-----------------

(1) Most recent available, as of or for the nine months ended September 30, 1997.
(2)   Pro forma for CENFED and RedFed.

[CALIFORNIA FEDERAL                                   [GOLDEN STATE
      BANK LOGO]                                       BANCORP LOGO]

LOAN AND MORTGAGE-BACKED SECURITIES

- Combined company provides a broader base to grow the consumer and business banking franchise

AT DECEMBER 31, 1997
(DOLLARS IN BILLIONS)
                              FNPH                GSB(1)              COMBINED
                        ----------------     ----------------    ----------------
                        BALANCE       %      BALANCE      %      BALANCE      %
                        -------      ---     -------     ---     -------     ---
1-4 Family               $15.5(2)   72.4%     $10.3      71.5%    $25.8      72.1%
Multi-Family               3.0      14.1        2.1      14.6       5.1      14.3
Commercial Real Estate     2.2      10.3        1.4       9.7       3.6      10.1
Consumer Loans             0.7       3.3        0.3       2.1       1.0       2.8
Business                    --        --        0.3       2.1       0.3       0.8
                         -----    ------       -----   ------     -----     -----
   Total Gross Loans     $21.4     100.0%     $14.4     100.0%    $35.8     100.0%
                         =====    ======      =====    ======     =====     =====
MBS                       $6.4                 $2.8                $9.2
---------------------------------------------------------------------------------

(1)   Adjusted for the CENFED and RedFed acquisitions.
(2)   Includes $1.5 billion of loans held for sale.

[CALIFORNIA FEDERAL                                   [GOLDEN STATE
      BANK LOGO]                                       BANCORP LOGO]

                            FINANCIALLY ATTRACTIVE

FINANCIAL IMPLICATIONS OF THE MERGER

-     Significantly accretive to cash earnings

-     Accretion predicated upon low risk in-market cost savings

- Refinance of existing leverage provides for "built-in" earnings growth

[CALIFORNIA FEDERAL                                   [GOLDEN STATE
      BANK LOGO]                                       BANCORP LOGO]

SIGNIFICANTLY ACCRETIVE TO CASH EARNINGS

- Transaction results in 17% and 28% accretion to Cash EPS in calendar 1999 and 2000

- Transaction is modestly dilutive to Reported EPS - 2% in 2000 (with full phase-in of cost savings)

- Accretion to Cash EPS predicated upon low risk in-market cost savings of 46% of GSB's stand alone expense base

- Accretion also assumes reduction in leverage expense of $17.9 million in 1999 and $45.8 million in 2000

[CALIFORNIA FEDERAL                                   [GOLDEN STATE
      BANK LOGO]                                       BANCORP LOGO]

SIGNIFICANTLY ACCRETIVE TO CASH EARNINGS

                                                 FOR THE CALENDAR YEAR
                                                   ENDED DECEMBER 31,
                                             ------------------------------
                                               1998        1999        2000
                                              ------      ------      ------
GSB Net Income(1)                            $150.6       $165.9      $182.9
FNPH Net Income                                16.0(2)      66.5        69.6
Add:  Effect of Debt Repayment/Refinancing     --           17.9        45.8
Less:  Incremental Goodwill Amortization     (17.3)       (69.3)      (69.3)
Add:  Projected Cost Savings(3)                 9.4         56.8        79.6
                                             ------       ------      ------
   Pro Forma Reported Net Income             $158.7       $237.8      $308.6
                                             ======       ======      ======
GSB Stand Alone EPS(1)                        $1.94        $2.14       $2.36
GSB Pro Forma EPS(4)                           1.73         1.78        2.30
   ACCRETION/(DILUTION)                      (10.8)%      (16.8)%      (2.1)%
Pro Forma Net Income                         $158.7       $237.8      $308.6
Add:  Goodwill Amortization                    43.6        134.3       134.3
                                             ------       ------      ------
   Pro Forma Cash Net Income                 $202.3       $388.8      $442.9
                                             ======       ======      ======
GSB Stand Alone Cash EPS                      $2.13        $2.37       $2.59
Pro Forma Cash EPS (4)                         2.21         2.78        3.31
   ACCRETION/(DILUTION)                         3.7%        17.4%       27.9%
------------------------------------------------------------------------------

(1) Pro forma CENF/REDF pending transactions. Based on First Call analysts' consensus estimates as of February 4, 1998, adjusted to calendar year and grown at a long term growth rate of 10%. Assumes 77.7 million fully diluted shares for the purpose of projected net income.
(2) Based on anticipated close of merger of September 30, 1998. Represents one quarter of earnings.
(3) Excludes synergies anticipated from pending CENF/REDF transactions, which are included in GSB stand alone net income projections.
(4) Based on pro forma GSB ownership of 58%. Results in average FDSO of 91.7 million shares in 1998 and 133.9 million shares in 1999 and 2000.

[CALIFORNIA FEDERAL                                   [GOLDEN STATE
      BANK LOGO]                                       BANCORP LOGO]

LOW RISK IN-MARKET COST SAVINGS

-     Cost savings based on low risk in-market consolidations

- Cost savings of $160 million (including those from CENFED and RedFed acquisitions) represents 46% of GSB's stand alone expense base

- Cost savings achieved in First Nationwide/CalFed merger were 37% of CalFed's stand-alone expense base in the first year

-     Integration processes already underway

[CALIFORNIA FEDERAL                                   [GOLDEN STATE
      BANK LOGO]                                       BANCORP LOGO]

LOW RISK IN-MARKET COST SAVINGS

-     Cost savings based on low risk in-market consolidations:

                                                                PROJECTED SAVINGS
                                                         -------------------------------
                                  GSB                            AS A % OF    AS A % OF
                                 STAND                           GSB COST     COMBINED
FUNCTION                         ALONE(1) COMBINED(2)    $ MM      BASE       COST BASE
---------------------------------------------------------------------------------------
Compensation & Benefits           $170      $424         $90        53%          21%
Occupancy and Equipment             61       143          23        38           16
Marketing                           23        37          12        53           33
Other                               93       244          34        37           14
                                   ----     ----        ----
   TOTAL EXPENSES                  347       847         160        46           19
Less:  CENF/REDF Cost Savings      (29)      (29)        (29)       --           --
                                  ----      ----        ----
   Adjusted Total Expenses        $319      $819        $131        41%          16%
------------------------------------------------------------------------------------

(1) Pro forma CENF and REDF. Based on most recent financial data as of December 31, 1997.
(2) First Nationwide expense base represents nine months ended September 30, 1997, annualized.

[CALIFORNIA FEDERAL                                   [GOLDEN STATE
      BANK LOGO]                                       BANCORP LOGO]

                  REFINANCE OF LEVERAGE - BUILT-IN EARNINGS

                                    GROWTH

- Paydown/refinancing of outstanding debt and preferred instruments provides meaningful built-in upside

-     Tangible book value per share expected to double by end of year 1999

-     Bank projected to remain "well capitalized" at closing

-     Holding Company will continue to be significantly leveraged at closing

[CALIFORNIA FEDERAL                                   [GOLDEN STATE
      BANK LOGO]                                       BANCORP LOGO]

REFINANCE OF LEVERAGE - BUILT IN EARNINGS GROWTH

- Paydown/refinancing of outstanding debt and preferred instruments provides meaningful built-in upside

(DOLLARS IN MILLIONS)
--------------------------------------------------------------------------------
                                                                    AFTER-TAX
                                           EXPECTED                SAVINGS BY
                             SECURITY     REDEMPTION    BALANCE   REFINANCING(1)
--------------------------------------------------------------------------------
FIRST NATIONWIDE PARENT       12 1/2%
HOLDINGS                      Senior
                               Notes         2000          $455       $11.8

FIRST NATIONWIDE HOLDINGS     12 1/4%
                              Senior
                               Notes         1999           200         4.9

                              9 1/8%
                              Senior
                               Notes         2001           140         0.9

                              10 5/8%
                               Notes         2001           575         8.7

CALIFORNIA FEDERAL            11 1/2%
                             Preferred       1999           301        25.0

                              10 5/8%
                             Preferred       1999           172        12.8
                                                         ------        ----
                                                         $1,843       $64.3
                                                         ======       =====

--------------------------------------------------------------------------------
TOTAL AFTER-TAX SAVINGS BY REFINANCING                                $64.3
SAVINGS PER SHARE                                                     $0.48
--------------------------------------------------------------------------------

(1) Assumes an average financing cost of 8.0% for subordinated debt, 5.5% for cash and a 42% tax rate. Debt refinanced with sub debt; preferred refinanced with excess cash.

[CALIFORNIA FEDERAL                                   [GOLDEN STATE
      BANK LOGO]                                       BANCORP LOGO]

MAINTAIN WELL CAPITALIZED POSITION

- Bank projected to be well capitalized upon closing, although Holding Company will continue to be significantly leveraged:

      -- Tangible book value per share expected to increase to $5.50 at closing

(DOLLARS IN MILLIONS)
--------------------------------------------------------------------------------
                              GSB (1)        FNPH
                              12/31/97     12/31/97       ADJ       PRO FORMA(2)
--------------------------------------------------------------------------------
HOLDING COMPANY
   Intangibles                   $245         $676         $980       $1,901
   Total Assets                19,226       31,362        1,292       51,880
   Total Equity                 1,287          206          929        2,421

   Tangible Leverage Ratio       5.49%       (1.53)%        --          1.04%
   Tangible Book Value Per
     Share                     $13.42           NM          --         $3.89
BANK
   Intangibles                   $248         $676         $980       $1,904
   Total Assets                19,228       31,296        1,292       51,816
   Common Equity                1,156        1,787          996        3,940
   Total Equity                 1,271        2,260          996        4,528

   Core Capital Ratio           5.24%        5.65%          --         5.41%
--------------------------------------------------------------------------------

(1) Pro forma for acquisitions of CENFED and RedFed.
(2) At December 31, 1997.

[CALIFORNIA FEDERAL                                   [GOLDEN STATE
      BANK LOGO]                                       BANCORP LOGO]

                          CREATES SHAREHOLDER VALUE

CREATES SHAREHOLDER VALUE

-     GSB is an attractive investment opportunity:

      --    Significantly undervalued based on range of valuation

            methodologies

      --    Attractive investment attributes relative to peers

      --    Leverage refinance provides meaningful upside

      --    Management interests clearly aligned with shareholders

[CALIFORNIA FEDERAL                                   [GOLDEN STATE
      BANK LOGO]                                       BANCORP LOGO]

ATTRACTIVE VALUATION DYNAMICS

- Attractive underlying valuation "story" driven by strength of deposit franchise

AT DECEMBER 31, 1997
--------------------------------------------------------------------------------
                                                          PEER GROUP
                                               ---------------------------------
                              GSB PRO    PEER
                               FORMA      AVG     AHM(1) COFI    GDW(1)  WAMU
--------------------------------------------------------------------------------
Checking Accounts/Total
   Deposits                     14.4%     8.5%    5.6%   11.6%    1.2%   15.5%
Transaction Accounts/Total
   Deposits                     36.4     33.0    31.4    40.5    15.3    44.8
CDs/Total Deposits              63.6     67.0    68.6    59.5    84.7    55.2
--------------------------------------------------------------------------------

(1) Deposit composition as of September 30, 1997.

[CALIFORNIA FEDERAL                                   [GOLDEN STATE
      BANK LOGO]                                       BANCORP LOGO]

ATTRACTIVE VALUATION DYNAMICS

-     Profitability measures in-line with peer group

FOR THE QUARTER ENDED DECEMBER 31, 1997
--------------------------------------------------------------------------------
                                                          PEER GROUP
                               GSB PRO   PEER    -------------------------------
                               FORMA      AVG     AHM    COFI     GDW     WAMU
--------------------------------------------------------------------------------
NIM                             2.78%    2.75%   2.69%   2.93%   2.36%   3.03%
Efficiency Ratio                43.4     45.3    49.6    46.3    33.9    51.2
(Cash) ROA                      0.82     0.96    0.73    1.23    0.88    1.01
(Cash) ROE                      78.3     17.7    19.4    18.8    12.9    19.6

[CALIFORNIA FEDERAL                                   [GOLDEN STATE
      BANK LOGO]                                       BANCORP LOGO]

COMPARISON TO PEERS

-     Implied value of underlying franchise trades at a discount to peers

--------------------------------------------------------------------------------------
                          GSB PRO    PEER AVERAGE
                           FORMA      MULTIPLE(1)   AHM       COFI      GDW      WAMU
--------------------------------------------------------------------------------------
Market Price(2)          $29.41(3)       --       $60.50    $58.08   $87.50    $68.63

Market Price to:
   Book Value(4)           1.63x         2.26x      2.26x     2.69x    1.85x     3.10x
   Tangible Book
   Value(4)                7.57          2.79       3.07      2.88     1.85      3.32
   1999E (Cash) EPS        10.1          11.5       11.7      12.0     11.5      11.7
   2000E (Cash) EPS         8.9          10.4       10.7      10.7     10.4      10.2
Deposit Premium            12.1%         13.9%      11.2%     23.6%     9.5%     22.7%
--------------------------------------------------------------------------------------

(1)   Consists of AHM, ASFC, BVCC, COFI, DME, DSL, GDW, GPT, SVRN, WAMU and
      WFSL.
(2)   Market data as of February 17, 1998.
(3) Implied underlying bank franchise value, excluding value of goodwill lawsuit.
(4)   Pro forma data as of December 31, 1997.

[CALIFORNIA FEDERAL                                   [GOLDEN STATE
      BANK LOGO]                                       BANCORP LOGO]

COMPONENTS OF VALUE

- Bank currently trades at an implied value of approximately $29.41 when backing out value of goodwill lawsuit

--------------------------------------------------------------------------------
Market Price(1)                                                      $36.56
Less:  Value of LTWs(TM)(2)                                           (6.08)
Less:  Value of Bank's Retained Interest(2)                           (1.07)
                                                                      ------
   Implied Value of Underlying Franchise                             $29.41
--------------------------------------------------------------------------------

(1) Based on GSB share price as of February 17, 1998.
(2) See following page for estimated value of LTWs(TM).

[CALIFORNIA FEDERAL                                   [GOLDEN STATE
      BANK LOGO]                                       BANCORP LOGO]

VALUE OF GOODWILL LAWSUIT

-     Tax efficient separation of goodwill lawsuit creates value:
      -- LTWs(TM) likely to trade at significant premium to other similar securities given time value and liquidity premium

(DOLLARS IN MILLIONS)
--------------------------------------------------------------------------------
                                                     COMPARABLE SECURITY
                                             -----------------------------------
                                   AVERAGE       CALGZ      CALGL      CCPRZ
--------------------------------------------------------------------------------
Goodwill Written-Off                              $485       $485       $299
Market Value of Lawsuit                --          447        452        279
   Market Value/Goodwill
   Written-Off                       92.8%        92.1%      93.1%      93.3%

Add:  Time Value/ Liquidity
Premium                                20%          20%        20%        20%
Implied Market Value of GSB
Lawsuit(1)                           $613         $608       $615       $616
   Adjusted Market
   Value/Goodwill Written-Off         111%         111%       112%       112%

Implied Value/Share:                $7.15(2)     $7.09      $7.18      $7.19
   LTW(TM) Value                    (6.08)(3)    (6.03)     (6.10)     (6.11)
                                    ------       -----       ----       ----
   Value Remaining in Bank          $1.07        $1.06      $1.08      $1.08
--------------------------------------------------------------------------------

(1)   Based on original goodwill written off of $550 million.
(2)   Based on 85.7 million fully distributed shares outstanding.
(3)   Based on distribution of 85% of Adjusted Litigation Proceeds.

[CALIFORNIA FEDERAL                                   [GOLDEN STATE
      BANK LOGO]                                       BANCORP LOGO]

PEER GROUP ANALYSIS

- Based on peer group multiples, GSB's underlying banking franchise is significantly undervalued

(DOLLARS IN PER SHARE AMOUNTS)
--------------------------------------------------------------------------------
                                       GSB         PEER AVG        GSB IMPLIED
                                    PRO FORMA     MULTIPLE(1)      PRICE/SHARE
--------------------------------------------------------------------------------
Book Value(2)                        $18.09          2.26x            $40.90
Tangible Book Value(2)                 3.89          2.79              10.90
1999E Cash EPS                         2.78          11.5              32.00
2000E Cash EPS                         3.31          10.4              34.40
Deposit Premium                        12.1%(3)      13.9%             33.10
--------------------------------------------------------------------------------

(1)   Consists of AHM, ASFC, BVCC, COFI, DME, DSL, GDW, GPT, SVRN, WAMU and
      WFSL.
(2)   Pro forma data as of December 31, 1997.
(3) Based on implied underlying bank value of $29.41, excluding the value of goodwill lawsuit.

[CALIFORNIA FEDERAL                                   [GOLDEN STATE
      BANK LOGO]                                       BANCORP LOGO]

REGRESSION ANALYSIS

- While applying Price/Tangible Book value multiples yields low implied valuation, banking franchise is meaningfully undervalued when taking into account cash return on equity

            [Graphic showing x-y graph, with x-axis corresponding to 4th quarter 1997 cash return on equity and the y-axis corresponding to the ratio of market price to tangible book value, with data points for each of Golden State and H.F. Ahmanson & Company, Astoria Financial Corporation, Bay View Capital Corporation, Dime Bancorp, Inc., Downey Financial Corp., Golden West Financial Corporation, Sovereign Bancorp, Inc., Washington Mutual, Inc. and Washington Federal, Inc.; a line representing a least-squares fit to such data points (other than Golden State) with an indicated R2 of 0.8107; and resulting implied valuations per share of Golden State of $37.01 and $40.40, respectively, based on Golden State's projected 1999 cash return on equity with expected merger cost savings 75% and 100% phased-in, respectively]



[CALIFORNIA FEDERAL                                   [GOLDEN STATE
      BANK LOGO]                                       BANCORP LOGO]

BANK LEVEL ANALYSIS

-     Applying peer group multiples to value bank level earnings
      "neutralizes" impact of leverage:

      -- $1,370 MM in net Holding Company debt can then be deducted from implied valuation to yield an implied value range for GSB

      -- Methodology does not ascribe any value to GSB's Holding Company debt

--------------------------------------------------------------------------------------
                        GSB PRO                                    LESS:
                       FORMA/PER     PEER GROUP     IMPLIED       HOLDING     IMPLIED
                      SHARE (BANK       AVG.       PRICE OF       COMPANY      VALUE/
                         LEVEL)       MULTIPLE    BANK/SHARE    DEBT/SHARE   GSB SHARE
--------------------------------------------------------------------------------------
1999E Cash EPS           $3.52          11.5x       $40.50       $(10.20)      $30.30
2000E Cash EPS            4.05          10.4         42.10        (10.20)       31.90
Tangible Book
Value(1)                 14.12          2.79         39.40        (10.20)       29.20
Book Value(1)            28.32          2.26         64.00        (10.20)       53.80
Deposit Premium           12.1%(2)      13.9%        43.30        (10.20)       33.10
--------------------------------------------------------------------------------------

(1)   Pro forma data as of December 31, 1997.
(2) Based on implied underlying bank franchise value of $29.41, excluding the value of goodwill lawsuit.

[CALIFORNIA FEDERAL                                   [GOLDEN STATE
      BANK LOGO]                                       BANCORP LOGO]

CONCLUSION

-     Strategically Compelling

-     Financially Attractive

-     Low Risk Transaction

-     Creates Shareholder Value

[CALIFORNIA FEDERAL                                   [GOLDEN STATE
      BANK LOGO]                                       BANCORP LOGO]

                                   APPENDIX

ANTICIPATED TIMETABLE

              Feb                 Announce GSB/CalFed Transaction
              Mar                 GSB Completes CENFED Acquisition
              Apr                 GSB Issues LTWs(TM)
              May                 GSB Issues LTWs(TM)
                                  GSB Repurchases Shares to be
                                      Issued for RedFed
              Jun                 GSB Repurchases Shares to be
                                      Issued for RedFed
                                  GSB Completes RedFed Acquisition
              Jul                 GSB Completes RedFed Acquisition
              Aug                 GSB/FNPH Transaction
                                  Pricing Period; Closing
              Sep                 GSB/FNPH Transaction
                                  Pricing Period; Closing

[CALIFORNIA FEDERAL                                   [GOLDEN STATE
      BANK LOGO]                                       BANCORP LOGO]

SUMMARY STRUCTURE

GSB SHAREHOLDERS RETAIN THEIR EXISTING SHARES


RONALD O. PERELMAN
        |
        |  100%                        GSB Shares
        |                           [Arrow up to Perelman]
FIRST NATIONWIDE        Stock Merger         GOLDEN STATE
PARENT HOLDINGS ---------------------------->  BANCORP
        |                           [Arrow down to Ford]
        |  80%                         GSB Shares   |
        |             20%                           |
FIRST NATIONWIDE--------GERALD J. FORD (1)          |
    HOLDINGS                                        |
        |                                           |
        |  100%                                     |
        |                                           |
 CALIFORNIA         Operations Combined        GLENDALE
FEDERAL BANK{-------------------------------}FEDERAL BANK

      (1) Ford's interest in First Nationwide Holdings to be exchanged for GSB stock.

[CALIFORNIA FEDERAL                                   [GOLDEN STATE
      BANK LOGO]                                       BANCORP LOGO]

SUMMARY OF COLLAR

--------------------------------------------------------------------------------
                    GSB                        PRO FORMA GSB      PRO FORMA
                  ADJUSTED                     FULLY-DILUTED    PERELMAN/FORD
                   PRICE                         OWNERSHIP        OWNERSHIP
--------------------------------------------------------------------------------
               $32.00 or less                       58%               42%
       > $32.00 but less than $32.50                57                43
  > or = $32.50 but less than $33.00                56                44
               $33.00 or more                       55                45
--------------------------------------------------------------------------------


- Shares issued to Perelman/Ford at closing according to pro forma ownership percentage
- Assuming an adjusted price of $32.00, the implied current trading value of GSB shares would approximate $38.00, based on a $6.00 per share value ascribed to GSB's goodwill litigation claim

[CALIFORNIA FEDERAL                                   [GOLDEN STATE
      BANK LOGO]                                       BANCORP LOGO]

PRO FORMA ASSET QUALITY DATA

(DOLLARS IN MILLIONS)
--------------------------------------------------------------------------------
                                                                        PRO
                                      CALFED          GSB(1)           FORMA
--------------------------------------------------------------------------------
Non-Performing Loans (NPLs)           $192.2          $127.7          $319.9
REO                                     80.1            57.5           137.6
Non-Performing Assets (NPAs)           272.3           185.2           457.5
Loan Loss Reserve                      439.2           188.3           627.5

NPAs/Assets                             0.87%           0.96%           0.88%
Reserves/NPLs                           2.29x           1.01x           1.96x
Reserves/Loans                          2.10%           1.33%           1.79%
--------------------------------------------------------------------------------

(1)   Pro forma for CENFED and RedFed.

[CALIFORNIA FEDERAL                                   [GOLDEN STATE
      BANK LOGO]                                       BANCORP LOGO]

PRO FORMA BALANCE SHEET DATA

AT DECEMBER 31, 1997
(DOLLARS IN MILLIONS)
--------------------------------------------------------------------------------
                                                                        PRO
                                 FNPH       GSB(1)   ADJUSTMENTS      FORMA
                                 ----        ----    -----------   ---------
Loans, net                    $20,908     $14,151           19      $35,077
MBS                             6,414       2,757           44        9,216
Intangibles                       676         245         $980        1,901
Total Assets                   31,362      19,226        1,292       51,880
Wholesale Borrowings           13,075       5,711           --       18,786
Deposits                       16,203      11,941           --       28,143
Common Equity                     206       1,171        1,044        2,421
Preferred Equity                  --          116         (116)          --
------------

(1) Pro forma for acquisitions of CENFED and RedFed.

[CALIFORNIA FEDERAL                                   [GOLDEN STATE
      BANK LOGO]                                       BANCORP LOGO]